SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 28, 2006

     Reckson Associates Realty Corp. and Reckson Operating Partnership, L.P.

(Exact Name of Registrant as Specified in its Charter)

Reckson Associates Realty Corp. –		Reckson Associates Realty Corp. –
Maryland		11-3233650
Reckson Operating Partnership, L.P. –		Reckson Operating Partnership, L.P. –
Delaware	1-13762	11-3233647
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

625 Reckson Plaza
Uniondale, New York 11556
(Address of principal executive offices)

__________________516-506-6000_________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

     On November 28, 2006, Reckson Associates Realty Corp. (“Reckson”) sent a letter to Meadow Star LLC and WH Rome Partners LLC with respect to Rome Acquisition Limited Partnership’s request in connection with its proposal to acquire Reckson. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to Meadow Star LLC and WH Rome Partners LLC, dated
November 28, 2006, from Reckson Associates Realty Corp.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

RECKSON ASSOCIATES REALTY
CORP.

By: /s/ Michael Maturo
Name:	Michael Maturo
Title:	President, Chief Financial
Officer and Treasurer

RECKSON OPERATING
PARTNERSHIP, L.P.

By: Reckson Associates Realty Corp., its
General Partner

By: /s/ Michael Maturo
Name:	Michael Maturo
Title:	President, Chief Financial
Officer and Treasurer

Date: November 28, 2006

EXHIBIT INDEX

Exhibit	Description
Number

99.1	Letter to Meadow Star LLC and WH Rome Partners LLC, dated
November 28, 2006, from Reckson Associates Realty Corp.

                                                                                                                                                              Exhibit 99.1

Reckson Associates Realty Corp. 625 Reckson Plaza Uniondale, New York 11556

November 28, 2006

VIA E-MAIL Carl C. Icahn Meadow Star LLC Harry Macklowe WH Rome Partners LLC Dear Harry and Carl:

                      I am writing on behalf of the independent directors of Reckson to confirm that Reckson has determined that it is not consistent with the terms of its pending merger agreement with SL Green or your confidentiality agreement with us for you to provide access to confidential evaluation materials relating to Reckson and its properties to other potential bidding parties beyond the present partnership the two of you have formed. SL Green has advised us that they believe such consent is not permitted under the terms of our pending merger agreement with them. Our determination on November 16th to enter into a confidentiality agreement with and provide information to the two of you was based on the proposal you submitted to us on that date. We have treated the two of you as the “Person” making a proposal for a competing transaction and accordingly are limited under the terms of our agreement to provide information only to the two of you.

                    We have given you broad access to information and have facilitated detailed due diligence by commercial banking institutions which you have identified as being willing to provide debt financing in support of your bid. We are concerned that you are making a request to bring on additional partners so late in the process of your review. As we noted yesterday, we expect to receive the full details of your capital structure and your financing commitments by no later than tomorrow.

                    As I indicated in the letter of November 27, 2006, we appreciate all of the hard work that you and your team have put forth. We await your response to the matters which we have raised in our prior communications.